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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 21, 2004

                  Fairfield Inn by Marriott Limited Partnership
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            0-16728                                     52-1638296
------------------------------                 --------------------------
     (Commission File Number)             (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts         02114
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4600
                                 ---------------
              (Registrant's Telephone Number, Including Area Code)

                                       n/a
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 4.  Changes in Registrant's Certifying Accountant

         Effective January 21, 2004, the Registrant dismissed Ernst & Young, LLP as independent auditor. Ernst & Young had served as Registrant's independent auditor since September 13, 2002. Ernst & Young LLP's report on the Registrant's financial statements for the fiscal year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion, but was modified due to uncertainty about the Registrant's ability to continue as a going concern.

         During the Registrant's 2002 year and through the date of this report, there were: (i) no disagreements with Ernst & Young LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which disagreements if not resolved to Ernst & Young
LLP's satisfaction, would have caused them to make reference to the subject matter in connection with their report on our financial statements for such year; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         During the Registrant's 2001 year, there were: (i) no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which disagreements if not resolved to Arthur Andersen LLP's satisfaction, would have caused them to make reference to the subject matter in connection with their report on our financial statements for such year; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Registrant has provided Ernst & Young LLP with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Ernst & Young LLP's letter, dated January 21, 2004, stating its agreement with such statements.

         Effective January 21, 2004, the board of directors of the manager of the Registrant's general partner approved the engagement of Imowitz, Koenig & Co., LLP as the Registrant's independent auditors for the fiscal year ending December 31, 2003. The Registrant did not consult Imowitz, Koenig & Co., LLP regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K prior to January 21, 2004.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

         16.   Letter dated January 21, 2004 from Ernst & Young LLP.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 21st day of January, 2004.


                           FAIRFIELD INN BY MARRIOTT LIMITED PARTNERSHIP

                           By:      AP-Fairfield GP, LLC
                                    General Partner

                                    By:     AP-Fairfield Manager Corp.
                                            Manager

                                            By:  /s/ Carolyn Tiffany
                                                 -----------------------------
                                                 Carolyn Tiffany
                                                 Vice President

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                                  EXHIBIT INDEX



Exhibit                                                                   Page
-------                                                                   ----

16.  Letter from Ernst & Young LLP dated January 21, 2004.                   5



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